AFFINITY GOLD CORP.
7590 Main Street, Suite 217
Maple Grove, MN  55311
Tel: (763) 424-4754

May 8, 2009

Antonio Rotundo
Av. Arenales 335
Cercado, Lima, Peru

And to:

AMR Project Peru S.A.C.
Av. Arenales 335
Cercado, Lima, Peru

Dear Sir:

Re:
AGREEMENT TO CANCEL 26,500,000 SHARES OF COMMON STOCK OF AFFINITY GOLD CORP. (THE “COMPANY”) REGISTERED IN THE NAME OF ANTONIO ROTUNDO UPON COMPLETION OF THE ACQUISITION BY THE COMPANY OF ALL EXCEPT 1 OF THE ISSUED AND OUTSTANDING SHARES OF AMR PROJECT PERU S.A.C. (“AMR”)

Subject to and in accordance with the terms and conditions contained herein, this binding letter agreement (the “Agreement”) will set forth the understanding, terms and conditions relating to the cancellation of 26,500,000 of the 27,800,000 shares of common stock of the Company registered in the name of Antonio Rotundo concurrent with the completion of the share exchange agreement between the Company, AMR and all the shareholders of AMR (the “Share Exchange Agreement”), whereby the Company will acquire all except 1 of the issued and outstanding shares of AMR.  Such cancellation by Antonio Rotundo is to encourage the Company to enter into the Share Exchange Agreement and to encourage equity investment into the Company.

1.           Cancellation of shares.     Mr. Antonio Rotundo hereby agrees that concurrent with the closing of the Share Exchange Agreement, whereby the Company will acquire all except 1 of the issued and outstanding shares of AMR, Mr. Rotundo will voluntarily surrender for cancellation and return to the Company’s treasury 26,500,000 of the 27,800,000 shares of common stock of the Company registered in Mr. Rotundo’s name.  In addition, Mr. Rotundo hereby agrees to provide the Company with an irrevocable stock power of attorney which will set out the transfer of 26,500,000 shares of the Company’s common stock from the 27,800,000 shares registered in Mr. Rotundo’s name on share certificate #0153 to the Company, which Mr. Rotundo will have medallion stamped by a brokerage house or have his signature guaranteed by a bank or notary public that is acceptable to the Company and it’s transfer agent.  A copy of the irrevocable stock power of attorney is attached hereto as Schedule “A”.

2.           Execution in Counterparts.     This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

3.           Governing Law.     This Agreement and each of the documents contemplated by or delivered under or in connection with this Agreement are governed exclusively by, and are to be enforced, construed and interpreted exclusively in accordance with the laws of the State of Nevada and the parties submit and attorn to the jurisdiction of the courts of the State of Nevada.

Yours very truly,
AFFINITY GOLD CORP.

Per:	/s/ Corey Sandberg
Corey Sandberg, Director

If Mr. Antonio Rotundo wishes to accept the terms and conditions set forth above, please execute this Agreement and fax or scan and e-mail a copy of the executed Agreement to Jensen Lunny MacInnes Law Corporation, Attention: Michael Shannon at (604) 684-0916 as well as return an originally signed copy to Jensen Lunny MacInnes Law Corporation at P.O. Box 12077, 2550 – 555 W. Hastings St., Vancouver, BC, Canada  V6B 4N5.  Upon such execution and return via fax or scan and e-mail, this Agreement shall constitute a binding agreement upon the parties.

/s/ Antonio Rotundo	Dated: May 8, 2009
Antonio Rotundo, shareholder of Affinity Gold Corp.

Schedule “A”

IRREVOCABLE POWER OF ATTORNEY TO TRANSFER SHARES

KNOWN ALL MEN BY THESE PRESENTS, that ANTONIO ROTUNDO
For No Value Received does hereby gift unto
AFFINITY GOLD CORP.

Twenty-Six Million Five Hundred Thousand (26,500,000) shares of common stock of Affinity Gold Corp. standing in name of the undersigned on the share register of Affinity Gold Corp. represented by Certificate No. 0153 herewith AND the undersigned does hereby constitute and appoint Affinity Gold Corp. as his true and lawful attorney, IRREVOCABLY, for him and in his name and stead to gift the said stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that his said Attorney or its/his substitute or substitutes shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set her hand and seal at effective as of the ___ day of May 2009.

SIGNED and DELIVERED by	)
ANTONIO ROTUNDO in the presence of:	)
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Witness	)	ANTONIO ROTUNDO
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Address	)
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The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) or by a notary public with all contact details provided for the guarantor.